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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                              DATED JUNE 12, 2003

                                       of


                               ARRIS GROUP, INC.

                             A Delaware Corporation
                   IRS Employer Identification No. 58-2588724
                           SEC File Number 001-16631



                            11450 TECHNOLOGY CIRCLE
                             DULUTH, GEORGIA 30097
                                 (678) 473-2000


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ITEM 5.  OTHER EVENTS.

         On June 12, 2003, we issued a press release providing revised financial guidance for the second quarter 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)      EXHIBITS

         99.1     Press Release issued June 12, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ARRIS Group, Inc.


                                    By: /s/ Lawrence A. Margolis
                                       ----------------------------------------
                                       Lawrence A. Margolis
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary


Dated:  June 12, 2003